UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ivy Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IVY Tax-Managed Equity Fund

Answering Machine Message

Meeting Date: November 1st, 2018

Toll-Free # 1-844-288-1895

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling on behalf of the IVY Tax-Managed Equity Fund. You should have received proxy materials in the mail concerning the proposed fund merger to be voted on at the Special Meeting of Shareholders on November 1st, 2018.

Each shareholder is given the opportunity to vote, and your participation is very important. To vote over the telephone, call toll-free at 1-844-288-1895 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00am to 6:00pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

IVY Tax-Managed Equity Fund

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: November 1st, 2018

Toll-Free # 1-844-288-1895

INBOUND - CLOSED MESSAGE:

“Thank you for calling the Mediant Proxy Line on behalf of IVY Tax-Managed Equity Fund. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern Time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Mediant Proxy Line on behalf of IVY Tax-Managed Equity Fund. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Mediant Proxy Line on behalf of IVY Tax-Managed Equity Fund. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your IVY Tax-Managed Equity Fund account, please contact your Financial Advisor or call IVY directly at 1-800-777-6472. Thank you for your partnership with Ivy Investments.

IVY Tax-Managed Equity Fund

Inbound Script

Meeting Date: November 1st, 2018

Toll-Free # 1-844-288-1895

GREETING:

Thank you for calling the Ivy Tax-Managed Equity Fund proxy information line.

My name is _____________, may I have your name please?

Thank you Mr./Ms._____________.    Are you calling regarding the proposed fund merger to be voted on at the upcoming Special Shareholder meeting?

IF YES:

The Board of Directors recommends a vote “FOR” the Proposal

Would you like to vote along with the recommendation of your Board?

IF YES: Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Ivy Tax-Managed Equity Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote, in accordance with the Board’s recommendation. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-288-1985. Thank you very much for your participation and have a great day/evening.

IF NO TO VOTING WITH THE BOARD’S RECOMMENDATIONS:

How would you like to cast your vote on the proposal?

Proposal 1:

To approve a Plan of Reorganization between the Ivy-Tax Managed Equity Fund and the Ivy Large Cap Growth Fund, each a series of Ivy Funds.

IVY Tax-Managed Equity Fund

Inbound Script

Meeting Date: November 1st, 2018

Toll-Free # 1-844-288-1895

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Ivy Tax-Managed Equity Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your (For/Against/Abstain) vote with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-288-1895. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO:

Are there any questions regarding the proposal that I can help answer so that you may participate in the vote today?

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information. Please feel free to call your Financial Advisor or the Ivy Tax-Managed Equity Fund shareholder services team directly at 1-800-777-6472.

IVY Tax-Managed Equity Fund

Outbound Script

Meeting Date: November 1st, 2018

Toll-Free # 1-844-288-1895

GREETING:

Hello, is Mr./Ms. _____________ available?

IF YES SHAREHOLDER AVAILABLE:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of the Ivy Tax-Managed Equity Fund. The Fund sent you proxy materials regarding the proposed merging of Ivy Tax-Managed Equity Fund into the similar Ivy Large Cap Growth Fund. Each shareholder is being given the opportunity to vote his or her eligible shares prior to the upcoming Special Shareholders meeting scheduled for November 1st, 2018.

The Board of Directors recommends a vote “FOR” the Proposal and we are calling to ask if you would like to vote along with the Board’s Recommendation.

IF YES TO VOTING WITH BOARD’s RECOMMENDATION:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Ivy Tax-Managed Equity Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote in accordance with the Board’s recommendation. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-288-1895 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO TO VOTING WITH THE BOARD’S RECOMMENDATION:

How would you like to cast your vote on the proposal?

Proposal 1:

To approve a Plan of Reorganization between the Ivy-Tax Managed Equity Fund and the Ivy Large Cap Growth Fund, each a series of Ivy Funds.

1

IVY Tax-Managed Equity Fund

Outbound Script

Meeting Date: November 1st, 2018

Toll-Free # 1-844-288-1895

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Ivy Tax-Managed Equity Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your (For/Against/Abstain) vote with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-288-1895, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip, to confirm we have it correctly) If shareholder will not provide address or email address they will need to contact their Financial Advisor to get a new package mailed to them.

Thank you. You should receive these materials shortly. Included in the email will be the statement as well as the toll free number to call us back and place your vote. The number is 1-844-288-1895 and we are available Monday-Friday 9am-6pm EST.

2

Your vote is needed now for the Ivy Tax-Managed Equity Fund

Special Meeting of Shareholders on November 1, 2018.

Dear Shareholder,

We are following up on proxy materials that were recently sent to you via email regarding the Ivy Tax-Managed Equity Fund Special Meeting. Due to the lack of response we have decided to send you a paper package. These materials describe the proposed reorganization of the Ivy Tax-Managed Equity Fund into the Ivy Large Cap Growth Fund (the Reorganization) and ask for your vote on this important matter. Our records indicate that we have not received your vote. By voting at your earliest convenience, prior to the November 1, 2018 meeting date, you can help avoid additional costs associated with soliciting votes.

Your vote is important, no matter how many shares you own, in order for us to reach the required number of votes to hold the meeting. Once you have voted your account will be removed from further communications concerning this meeting.

Some of the reasons supporting the Reorganization include:

●	Ivy Large Cap Growth Fund has a similar investment strategy with a larger asset base.

●	Reorganization would decrease the total expense ratio of certain classes of Ivy Large Cap Growth Fund.

●	No expenses would increase.

●	There will be no change to the strategy of Ivy Large Cap Growth Fund and its’ portfolio.

●	The Reorganization is not a taxable event.

●	Shareholders will not recognize a gain or loss for federal income tax purposes.

To record your very important vote, choose one of the options below:

o	Touch tone voting – refer to the instructions on your enclosed ballot

o	Internet voting – refer to the instructions on your enclosed ballot

o	Mail – return your ballot in the enclosed Business Reply Envelope

OR

o	To speak with a live representative - Call 1-844-288-1895 (toll free) Monday through Friday – between 9:00 a.m. and 6:00 p.m., EDT, and Saturday between 10:00 a.m. and 6:00 p.m.

When you call this number, you will speak with a representative of Mediant Communications, the firm assisting Ivy in gathering votes.

**Please be sure to have your ballot with your control number in hand when calling**

To view the proxy materials, follow the instructions on the

enclosed ballot.

After careful consideration, the Board of Trustees of Ivy Tax-Managed Equity Fund unanimously recommends that shareholders vote in favor of the proposal.

Thank you!

IVY TME MF R2

Your vote is needed now for the Ivy Tax-Managed Equity Fund

Special Meeting of Shareholders on November 1, 2018.

Dear Shareholder,

We are following up on proxy materials that were recently sent to you regarding the Ivy Tax-Managed Equity Fund Special Meeting. These materials describe the proposed reorganization of the Ivy Tax-Managed Equity Fund into the Ivy Large Cap Growth Fund (the Reorganization) and ask for your vote on this important matter. Our records indicate that we have not received your vote. By voting at your earliest convenience, prior to the November 1, 2018 meeting date, you can help avoid additional costs associated with soliciting votes.

Your vote is important, no matter how many shares you own, in order for us to reach the required number of votes to hold the meeting. Once you have voted your account will be removed from further communications concerning this meeting.

Some of the reasons supporting the Reorganization include:

●	Ivy Large Cap Growth Fund has a similar investment strategy with a larger asset base.

●	Reorganization would decrease the total expense ratio of certain classes of Ivy Large Cap Growth Fund.

●	No expenses would increase.

●	There will be no change to the strategy of Ivy Large Cap Growth Fund and its’ portfolio.

●	The Reorganization is not a taxable event.

●	Shareholders will not recognize a gain or loss for federal income tax purposes.

To record your very important vote, choose one of the options below:

o	Touch tone voting – refer to the instructions on your enclosed ballot

o	Internet voting – refer to the instructions on your enclosed ballot

o	Mail – return your ballot in the enclosed Business Reply Envelope

OR

o	To speak with a live representative - Call 1-844-288-1895 (toll free) Monday through Friday – between 9:00 a.m. and 6:00 p.m., EDT, and Saturday between 10:00 a.m. and 6:00 p.m.

When you call this number, you will speak with a representative of Mediant Communications, the firm assisting Ivy in gathering votes.

**Please be sure to have your ballot with your control number in hand when calling**

To view the proxy materials, follow the instructions on the

enclosed ballot.

After careful consideration, the Board of Trustees of Ivy Tax-Managed Equity Fund unanimously recommends that shareholders vote in favor of the proposal.

Thank you!

IVY TME MF R2

Your vote is needed now for the Ivy Tax-Managed Equity Fund

Special Meeting of Shareholders on November 1, 2018.

Dear Shareholder,

We are following up on proxy materials that were recently sent to you regarding the Ivy Tax-Managed Equity Fund Special Meeting. These materials describe the proposed reorganization of the Ivy Tax-Managed Equity Fund into the Ivy Large Cap Growth Fund (the Reorganization) and ask for your vote on this important matter. Our records indicate that we have not received your vote. By voting at your earliest convenience, prior to the November 1, 2018 meeting date, you can help avoid additional costs associated with soliciting votes.

Your vote is important, no matter how many shares you own, in order for us to reach the required number of votes to hold the meeting. Once you have voted your account will be removed from further communications concerning this meeting.

Some of the reasons supporting the Reorganization include:

●	Ivy Large Cap Growth Fund has a similar investment strategy with a larger asset base.

●	Reorganization would decrease the total expense ratio of certain classes of Ivy Large Cap Growth Fund.

●	No expenses would increase.

●	There will be no change to the strategy of Ivy Large Cap Growth Fund and its’ portfolio.

●	The Reorganization is not a taxable event.

●	Shareholders will not recognize a gain or loss for federal income tax purposes.

To record your very important vote, choose one of the options below:

o	Touch tone voting – refer to the instructions on your enclosed ballot

o	Internet voting – refer to the instructions on your enclosed ballot

o	Mail – return your ballot in the enclosed Business Reply Envelope

**Please be sure to have your ballot with your control number in hand when calling**

To view the proxy materials, follow the instructions on the

enclosed ballot.

After careful consideration, the Board of Trustees of Ivy Tax-Managed Equity Fund unanimously recommends that shareholders vote in favor of the proposal.

Thank you!

IVY TME MF B2

Your vote is needed for the Ivy Tax-Managed Equity Fund

Special Meeting of Shareholders to be held on November 1, 2018.

Dear Shareholder,

We are following up on proxy materials that were recently sent to you regarding the Special Meeting of Shareholders of the Ivy Tax-Managed Equity Fund. These materials describe the proposed reorganization of the Ivy Tax-Managed Equity Fund into the Ivy Large Cap Growth Fund and ask for your vote on this important matter. Our records indicate that we have not received your vote. By voting prior to the November 1, 2018 meeting date, you can help avoid additional costs associated with soliciting votes. Additionally, this account will be removed from further contact regarding voting for this meeting.

Your vote is important – regardless of how many shares you own – in order for us to reach the required number of votes to hold the meeting and pass the proposal.

Choose one of the options below to record your very important vote:

o	Internet voting – refer to the instructions and Voting Control Number on your enclosed ballot;

o	Touch-tone voting - refer to the instructions and Voting Control Number on your enclosed ballot;

o	Mail – return your ballot in the enclosed Business Reply Envelope

To view the proxy materials online, go to:

www.proxyvote.com

and enter the control number from your ballot. Click on IMPORTANT MATERIALS.

After careful consideration, the Board of Trustees unanimously recommends that Shareholders vote “FOR” the Proposal.

Sincerely,

Ivy Investments

Ben1ITME

Your vote is needed for the Ivy Tax-Managed Equity Fund

Special Meeting of Shareholders to be held on November 1, 2018.

Dear Shareholder,

We are following up on proxy materials that were recently sent to you regarding the Special Meeting of Shareholders of the Ivy Tax-Managed Equity Fund. These materials describe the proposed reorganization of the Ivy Tax-Managed Equity Fund into the Ivy Large Cap Growth Fund and ask for your vote on this important matter. Our records indicate that we have not received your vote. By voting prior to the November 1, 2018 meeting date, you can help avoid additional costs associated with soliciting votes. Additionally, this account will be removed from further contact regarding voting for this meeting.

Your vote is important – regardless of how many shares you own – in order for us to reach the required number of votes to hold the meeting and pass the proposal.

Choose one of the options below to record your very important vote:

o	Internet voting – visit http://www.proxypush.com/IVY and refer to the instructions and Voting Control Number on your enclosed ballot;

o	Touch-tone voting - refer to the instructions and Voting Control Number on your enclosed ballot;

o	Mail – return your ballot in the enclosed Business Reply Envelope; or

o

Call (844) 288-1895 (toll free) Monday through Thursday between 9:00 a.m. and 10:00 p.m. EDT, Friday between 9:00 a.m. and 6:00 p.m. and Saturday between 10:00 a.m. and 6:00 p.m. EDT to speak with a live representative. Please ensure to have your ballot with control number in hand.

To view the proxy materials online, visit www.proxypush.com/IVY and follow the instructions on the enclosed ballot.

After careful consideration, the Board of Trustees unanimously recommends that Shareholders vote “FOR” the Proposal.

Sincerely,

Ivy Investments

Reg1ITME